RISK MANAGEMENT AND FINANCIAL INSTRUMENTS	12 Months Ended
Dec. 31, 2025
Risk Management and Financial Instruments [Abstract]
RISK MANAGEMENT AND FINANCIAL INSTRUMENTS	RISK MANAGEMENT AND FINANCIAL INSTRUMENTS
Risk Management Overview
TC Energy has exposure to various financial risks and has strategies, policies and limits in place to manage the impact of these risks on its earnings, cash flows and, ultimately, shareholder value.
Risk management strategies, policies and limits are designed to ensure TC Energy's risks and related exposures are in line with the Company's business objectives and risk tolerance. TC Energy's risks are managed within limits that are established by the Company's Board, implemented by senior management and monitored by the Company's risk management, internal audit and business segment groups. The Board's Audit Committee oversees how management monitors compliance with risk management policies and procedures and oversees management's review of the adequacy of the risk management framework.
Market Risk
The Company constructs and invests in energy infrastructure projects, purchases and sells commodities, issues short- and long‑term debt, including amounts in foreign currencies and invests in foreign operations. Certain of these activities expose the Company to market risk from changes in commodity prices, foreign exchange rates and interest rates, which may affect the Company's earnings, cash flows and the value of its financial assets and liabilities. The Company assesses contracts used to manage market risk to determine whether all, or a portion, meets the definition of a derivative.
Derivative contracts the Company uses to assist in managing exposure to market risk may include the following:
•forwards and futures contracts – agreements to purchase or sell a specific financial instrument or commodity at a specified price and date in the future
•swaps – agreements between two parties to exchange streams of payments over time according to specified terms
•options – agreements that convey the right, but not the obligation of the purchaser to buy or sell a specific amount of a financial instrument or commodity at a fixed price, either at a fixed date or at any time within a specified period.
Commodity price risk
The following strategies may be used to manage the Company's exposure to market risk resulting from commodity price risk management activities in the Company's non-regulated businesses:
•in the Company's natural gas marketing business, TC Energy enters into natural gas transportation and storage contracts as well as natural gas purchase and sale agreements. The Company manages exposure on these contracts using financial instruments and hedging activities to offset market price volatility
•in the Company's power businesses, TC Energy manages the exposure to fluctuating commodity prices through long-term contracts and hedging activities including selling and purchasing electricity and natural gas in forward markets
•in the Company's non-regulated natural gas storage business, TC Energy's exposure to seasonal natural gas price spreads is managed with a portfolio of third-party storage capacity contracts and through offsetting purchases and sales of natural gas in forward markets to lock in future positive margins.
Lower natural gas and electricity prices could lead to reduced investment in the development, expansion and production of these commodities. A reduction in the demand for these commodities could negatively impact opportunities to expand the Company's asset base and/or re-contract with TC Energy's shippers and customers as contractual agreements expire.
Physical and transition risks
Climate-related physical and transition risks may influence demand for, or the operation of, TC Energy's assets, which could affect the Company’s financial performance. TC Energy evaluates the financial resilience of its asset portfolio against a range of future pricing and supply and demand outcomes as part of the Company's strategic planning process.
TC Energy manages exposure to climate-related transition risks and resulting policy changes through its business model, which is based on a long-term, low-risk strategy whereby the majority of TC Energy’s earnings are underpinned by regulated         cost-of-service arrangements and/or long-term contracts. Physical and transition risks are factored into capital planning, enterprise risk management, financial risk management and operational activities. In addition, the Company is actively working to reduce methane emissions intensity from our natural gas transmission and gas storage assets.
Interest rate risk
TC Energy utilizes short- and long-term debt to finance its operations which exposes the Company to interest rate risk. TC Energy typically pays fixed rates of interest on its long-term debt and floating rates on short-term debt including its commercial paper programs and amounts drawn on its credit facilities. A small portion of TC Energy's long-term debt bears interest at floating rates. In addition, the Company is exposed to interest rate risk on financial instruments and contractual obligations containing variable interest rate components. The Company actively manages its interest rate risk using interest rate derivatives.
Foreign exchange risk
Certain of TC Energy's businesses generate all or most of their earnings in U.S. dollars and, since the Company reports its financial results in Canadian dollars, changes in the value of the U.S. dollar against the Canadian dollar can affect its net income. This exposure grows as the Company's U.S. dollar-denominated operations grow. A portion of this risk is offset by interest expense on U.S. dollar-denominated debt. The balance of the exposure is actively managed on a rolling basis up to three years in advance using foreign exchange derivatives; however, the natural exposure beyond that period remains.
A portion of the Company's Mexico Natural Gas Pipelines monetary assets and liabilities are peso-denominated, while TC Energy's Mexico operations' financial results are denominated in U.S. dollars. These peso‑denominated balances are revalued to U.S. dollars and, as a result, changes in the value of the Mexican peso against the U.S. dollar can affect the Company's net income. In addition, foreign exchange gains or losses calculated for Mexico income tax purposes on the revaluation of U.S. dollar‑denominated monetary assets and liabilities result in a peso‑denominated income tax exposure for these entities, leading to fluctuations in Income (loss) from equity investments and Income tax expense (recovery). These exposures are actively managed using foreign exchange derivatives, although some unhedged exposure remains.
Net investment in foreign operations
The Company hedges a portion of its net investment in foreign operations (on an after-tax basis) with U.S. dollar‑denominated debt and cross-currency interest rate swaps as appropriate.
The fair values and notional amounts for the derivatives designated as a net investment hedge were as follows:

at December 31	2025		2024
	Fair Value	Notional Amount	Fair Value[1,2]	Notional Amount
(millions of Canadian $, unless otherwise noted)

U.S. dollar cross-currency interest rate swaps[3]	—	—	(11)	US 100
1Fair value equals carrying value.
2No amounts have been excluded from the assessment of hedge effectiveness.
3In 2025 and 2024, Net income (loss) included net realized gains of less than $1 million related to the interest component of cross-currency swap settlements which are reported within Interest expense in the Consolidated statement of income.
The notional amounts and fair values of U.S. dollar-denominated debt designated as a net investment hedge were as follows:

at December 31	2025	2024
(millions of Canadian $, unless otherwise noted)

Notional amount	25,700 (US 18,700)	26,000 (US 18,000)
Fair value	25,800 (US 18,800)	25,700 (US 17,800)
Counterparty Credit Risk
TC Energy's exposure to counterparty credit risk includes its cash and cash equivalents, accounts receivable, available-for-sale assets, the fair value of derivative assets, net investment in leases and certain contract assets in Mexico.
At times, the Company's counterparties may endure financial challenges resulting from commodity price and market volatility, economic instability and political or regulatory changes. In addition to actively monitoring these situations, there are a number of factors that reduce TC Energy's counterparty credit risk exposure in the event of default, including:
•contractual rights and remedies together with the utilization of contractually-based financial assurances
•current regulatory frameworks governing certain TC Energy operations
•the competitive position of the Company's assets and the demand for the Company's services
•potential recovery of unpaid amounts through bankruptcy and similar proceedings.
The Company reviews financial assets carried at amortized cost for impairment using the lifetime expected loss of the financial asset at initial recognition and throughout the life of the financial asset. TC Energy uses historical credit loss and recovery data, adjusted for management's judgment regarding current economic and credit conditions, along with reasonable and supportable forecasts to determine any impairment, which is recognized in Plant operating costs and other.
The Company’s net investment in leases and certain contract assets are financial assets subject to ECL. TC Energy’s methodology for assessing the ECL regarding these financial assets includes consideration of the probability of default (the probability that the customer will default on its obligation), the loss given default (the economic loss as a proportion of the financial asset balance in the event of a default) and the exposure at default (the financial asset balance at the time of a hypothetical default) with one‑year forward-looking information that includes assumptions for future macroeconomic conditions under three probability‑weighted future scenarios.
The macroeconomic factors considered most relevant to the Company's net investment in leases and contract assets include Mexico's GDP, Mexico's government debt to GDP and Mexico's inflation. The ECL amount is updated at each reporting date to reflect changes in assumptions and forecasts for future economic conditions.
For the year ended December 31, 2025, the Company recorded an $84 million ECL expense (2024 – $23 million recovery; 2023 ‑ $73 million recovery) with respect to the net investment in leases associated with the in-service TGNH pipelines and $1 million ECL recovery (2024 – $1 million expense; 2023 – $10 million recovery) for contract assets related to certain other Mexico natural gas pipelines. At December 31, 2025, the balance of the ECL provision was $141 million (2024 – $59 million) with respect to the net investment in leases associated with in-service TGNH pipelines. The ECL provision is driven primarily by a probability of default measure for the counterparty, which is calculated using information published by an external third party.
Other than the ECL provision noted above, the Company had no significant credit losses at December 31, 2025 and 2024.
At December 31, 2025 and 2024, there were no significant credit risk concentrations and no significant amounts past due or impaired.
TC Energy has significant credit and performance exposure to financial institutions that hold cash deposits and provide committed credit lines and letters of credit that help manage the Company's exposure to counterparties and provide liquidity in commodity, foreign exchange and interest rate derivative markets. TC Energy's portfolio of financial sector exposure consists primarily of highly-rated investment grade, systemically important financial institutions.
Non-Derivative Financial Instruments
Fair value of non-derivative financial instruments
Available-for-sale assets are recorded at fair value which is calculated using quoted market prices where available in addition to the Company's LMCI equity securities which are classified in Level I of the fair value hierarchy. Certain other non-derivative financial instruments included in Cash and cash equivalents, Accounts receivable, Other current assets, Net investment in leases, Restricted investments, Other long-term assets, Notes payable, Accounts payable and other, Dividends payable, Accrued interest and Other long-term liabilities have carrying amounts that approximate their fair value due to the nature of the item or the short time to maturity.
Credit risk has been taken into consideration when calculating the fair value of non-derivative financial instruments.
Balance sheet presentation of non-derivative financial instruments
The following table details the fair value of non-derivative financial instruments, excluding those where carrying amounts approximate fair value, and would be classified in Level II of the fair value hierarchy:

at December 31	2025		2024
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
(millions of Canadian $)

Long-term debt, including current portion (Note 19)[1,2]	(46,792)	(47,720)	(47,931)	(48,318)
Junior subordinated notes (Note 20)	(12,094)	(12,061)	(11,048)	(10,824)
	(58,886)	(59,781)	(58,979)	(59,142)
1Long-term debt is recorded at amortized cost, except for $4.0 billion (2024 – $4.0 billion) that is attributed to hedged risk and recorded at fair value.
2Net income (loss) for 2025 included unrealized losses of $122 million (2024 – unrealized gains of $128 million) for fair value adjustments attributable to the hedged interest rate risk associated with interest rate swap fair value hedging.
The following tables summarize additional information about the Company's restricted investments that were classified as available-for-sale assets and equity securities with readily determinable fair values:

at December 31	2025		2024
	LMCI Restricted Investments	Other Restricted Investments[1]	LMCI Restricted Investments	Other Restricted Investments[1]
(millions of Canadian $)

Fair value of fixed income securities[2,3]
Maturing within 1 year	—	94	—	33
Maturing within 1-5 years	26	251	3	256
Maturing within 5-10 years	1,846	4	1,578	—
Maturing after 10 years	—	16	—	—
Fair value of equity securities[2,4]	1,252	94	1,070	64
	3,124	459	2,651	353
1Other restricted investments have been set aside to fund insurance claim losses to be paid by the Company's wholly-owned captive insurance subsidiary and, in 2025, funds have also been set aside to pay for certain active employee medical benefits.
2Available-for-sale assets and equity securities with readily determinable fair values are recorded at fair value and included in Other current assets and Restricted investments on the Company's Consolidated balance sheet.
3Classified in Level II of the fair value hierarchy.
4Classified in Level I of the fair value hierarchy.

year ended December 31	2025		2024		2023
(millions of Canadian $)	LMCI Restricted Investments[1]	Other Restricted Investments[2]	LMCI Restricted Investments[1]	Other Restricted Investments[2]	LMCI Restricted Investments[1]	Other Restricted Investments[2]

Net unrealized gains (losses)	167	(1)	218	9	179	13
Net realized gains (losses)[3]	21	22	3	2	(28)	—
1Unrealized and realized gains (losses) arising from changes in the fair value of LMCI restricted investments impact the subsequent amounts to be collected through tolls to cover future pipeline abandonment costs. As a result, the Company records these gains and losses as regulatory liabilities or regulatory assets.
2Unrealized and realized gains (losses) on other restricted investments are included in Interest income and other in the Company's Consolidated statement of income.
3Realized gains (losses) on the sale of LMCI restricted investments are determined using the average cost basis.
Derivative Instruments
Fair value of derivative instruments
The fair value of foreign exchange and interest rate derivatives has been calculated using the income approach which uses year‑end market rates and applies a discounted cash flow valuation model. The fair value of commodity derivatives has been calculated using quoted market prices where available. In the absence of quoted market prices, third-party broker quotes or other valuation techniques have been used. The fair value of options has been calculated using the Black-Scholes pricing model. Credit risk has been taken into consideration when calculating the fair value of derivative instruments. Unrealized gains and losses on derivative instruments are not necessarily representative of the amounts that will be realized on settlement.
In some cases, even though the derivatives are considered to be effective economic hedges, they do not meet the specific criteria for hedge accounting treatment or are not designated as a hedge and are accounted for at fair value with changes in fair value recorded in net income in the period of change. This may expose the Company to increased variability in reported earnings because the fair value of the derivative instruments can fluctuate significantly from period to period.
The recognition of gains and losses on derivatives for Canadian natural gas regulated pipeline exposures is determined through the regulatory process. Gains and losses arising from changes in the fair value of derivatives accounted for as part of RRA, including those that qualify for hedge accounting treatment, are expected to be refunded or recovered through the tolls charged by the Company. As a result, these gains and losses are deferred as regulatory liabilities or regulatory assets and are refunded to or collected from the rate payers in subsequent years when the derivative settles.
Balance sheet presentation of derivative instruments
The balance sheet classification of the fair value of derivative instruments was as follows:

at December 31, 2025	Cash Flow Hedges	Fair Value Hedges	Held for Trading	Total Fair Value of Derivative Instruments[1]
(millions of Canadian $)

Other current assets (Note 7)
Commodities[2]	13	—	371	384
Foreign exchange	9	—	42	51
Interest rate	—	3	—	3
	22	3	413	438
Other long-term assets (Note 14)
Commodities[2]	2	—	122	124
Foreign exchange	—	—	15	15
Interest rate	—	22	—	22
	2	22	137	161
Total Derivative Assets	24	25	550	599

Accounts payable and other (Note 16)
Commodities[2]	(1)	—	(341)	(342)
Foreign exchange	—	—	(30)	(30)
Interest rate	—	(8)	—	(8)
	(1)	(8)	(371)	(380)
Other long-term liabilities (Note 17)
Commodities[2]	(1)	—	(61)	(62)
Foreign exchange	(51)	—	(2)	(53)
Interest rate	—	(34)	—	(34)
	(52)	(34)	(63)	(149)
Total Derivative Liabilities	(53)	(42)	(434)	(529)
Total Derivatives	(29)	(17)	116	70
1Fair value equals carrying value.
2Includes purchases and sales of power and natural gas.
The balance sheet classification of the fair value of derivative instruments was as follows:

at December 31, 2024	Cash Flow Hedges	Fair Value Hedges	Net Investment Hedges	Held for Trading	Total Fair Value of Derivative Instruments[1]
(millions of Canadian $)

Other current assets (Note 7)
Commodities[2]	18	—	—	287	305
Foreign exchange	—	—	—	42	42
	18	—	—	329	347
Other long-term assets (Note 14)
Commodities[2]	9	—	—	104	113
Foreign exchange	—	—	—	9	9
	9	—	—	113	122
Total Derivative Assets	27	—	—	442	469

Accounts payable and other (Note 16)
Commodities[2]	(1)	—	—	(291)	(292)
Foreign exchange	—	—	(11)	(183)	(194)
Interest rate	—	(21)	—	—	(21)
	(1)	(21)	(11)	(474)	(507)
Other long-term liabilities (Note 17)
Commodities[2]	(1)	—	—	(46)	(47)
Foreign exchange	—	—	—	(44)	(44)
Interest rate	—	(118)	—	—	(118)
	(1)	(118)	—	(90)	(209)
Total Derivative Liabilities	(2)	(139)	(11)	(564)	(716)
Total Derivatives	25	(139)	(11)	(122)	(247)
1Fair value equals carrying value.
2Includes purchases and sales of power and natural gas.
The majority of derivative instruments held for trading have been entered into for risk management purposes and all are subject to the Company's risk management strategies, policies and limits. These include derivatives that have not been designated as hedges or do not qualify for hedge accounting treatment but have been entered into as economic hedges to manage the Company's exposures to market risk.
Non-derivatives in fair value hedging relationships
The following table details amounts recorded on the Consolidated balance sheet in relation to cumulative adjustments for fair value hedges included in the carrying amount of the hedged liabilities:

at December 31	Carrying Amount		Fair Value Hedging Adjustments[1]
(millions of Canadian $)	2025	2024	2025	2024

Long-term debt	(4,068)	(3,935)	(22)	98
1At December 31, 2025, adjustments for discontinued hedging relationships included in this balance was a liability of $39 million (2024 – $41 million).
Notional and maturity summary
The maturity and notional amount or quantity outstanding related to the Company's derivative instruments excluding hedges of the net investment in foreign operations was as follows:

at December 31, 2025	Power	Natural Gas	Foreign Exchange	Interest Rate

Net sales (purchases)[1]	10,221	26	—	—
Millions of U.S. dollars	—	—	6,342	2,950
Millions of Mexican pesos	—	—	15,750	—
Maturity dates	2026-2044	2026-2032	2026-2030	2030-2034
1Volumes for power and natural gas derivatives are in GWh and Bcf, respectively.

at December 31, 2024	Power	Natural Gas	Foreign Exchange	Interest Rate

Net sales (purchases)[1]	10,192	53	—	—
Millions of U.S. dollars	—	—	5,648	2,800
Millions of Mexican pesos	—	—	16,750	—
Maturity dates	2025-2044	2025-2031	2025-2027	2030-2034
1Volumes for power and natural gas derivatives are in GWh and Bcf, respectively.
Unrealized and Realized Gains (Losses) on Derivative Instruments
The following summary does not include hedges of the net investment in foreign operations:

year ended December 31	2025	2024	2023
(millions of Canadian $)

Derivative Instruments Held for Trading[1]
Unrealized gains (losses) in the year
Commodities[2]	25	(71)	132
Foreign exchange (Note 21)	210	(266)	246
Interest rate	—	(71)	—
Realized gains (losses) in the year
Commodities	(10)	199	192
Foreign exchange (Note 21)	142	(152)	155
Interest rate	8	29	—
Derivative Instruments in Hedging Relationships
Realized gains (losses) in the year
Commodities	24	33	(2)
Foreign exchange	10	—	—
Interest rate	(30)	(52)	(43)
1Realized and unrealized gains (losses) on held-for-trading derivative instruments used to purchase and sell commodities are included on a net basis in Revenues in the Consolidated statement of income. Realized and unrealized gains (losses) on foreign exchange and interest rate held-for-trading derivative instruments are included on a net basis in Foreign exchange (gains) losses, net and Interest expense, respectively, in the Consolidated statement of income.
2In 2025, unrealized gains of $2 million were reclassified to Net Income (loss) from AOCI related to discontinued cash flow hedges (2024 – unrealized gains of $6 million; 2023 – nil).
Derivatives in cash flow hedging relationships
The components of OCI (Note 25) related to the change in fair value of derivatives in cash flow hedging relationships before tax were as follows:

year ended December 31	2025	2024	2023
(millions of Canadian $, pre-tax)

Gains (losses) in fair value of derivative instruments recognized in OCI[1]
Commodities	7	46	—
Foreign exchange	(38)	—	—
	(31)	46	—
1No amounts have been excluded from the assessment of hedge effectiveness.
Effect of fair value and cash flow hedging relationships
The following table details amounts presented in the Consolidated statement of income in which the effects of fair value or cash flow hedging relationships were recorded:

year ended December 31	2025	2024	2023
(millions of Canadian $)

Fair Value Hedges
Interest rate contracts[1]
Hedged items	(179)	(126)	(98)
Derivatives designated as hedging instruments	(30)	(52)	(43)
Cash Flow Hedges
Reclassification of gains (losses) on derivative instruments from AOCI to Net income (loss)[2,3]
Commodities[4]	19	32	(85)
Foreign exchange[5]	(50)	—	—
Interest rate[1]	(12)	(12)	(12)
1Presented within Interest expense in the Consolidated statement of income.
2Refer to Note 25, Other comprehensive income (loss) and accumulated other comprehensive income (loss), for the components of OCI related to derivatives in cash flow hedging relationships.
3There are no amounts recognized in earnings that were excluded from effectiveness testing.
4Presented within Revenues (Power and Energy Solutions) in the Consolidated statement of income. In 2025, unrealized gains of $2 million were reclassified to Net Income (loss) from AOCI related to discontinued cash flow hedges (2024 - unrealized gains of $6 million; 2023 – nil).
5Presented within Interest expense and Foreign exchange (gains) losses, net in the Consolidated statement of income.
Offsetting of derivative instruments
The Company enters into derivative contracts with the right to offset in the normal course of business as well as in the event of default. TC Energy has no master netting agreements; however, similar contracts are entered into containing rights to offset. The Company has elected to present the fair value of derivative instruments with the right to offset on a gross basis on the Consolidated balance sheet.
The following tables show the impact on the presentation of the fair value of derivative instrument assets and liabilities had the Company elected to present these contracts on a net basis:

at December 31, 2025	Gross Derivative Instruments	Amounts Available for Offset[1]	Net Amounts
(millions of Canadian $)

Derivative Instrument Assets
Commodities	508	(367)	141
Foreign exchange	66	(48)	18
Interest rate	25	(5)	20
	599	(420)	179
Derivative Instrument Liabilities
Commodities	(404)	367	(37)
Foreign exchange	(83)	48	(35)
Interest rate	(42)	5	(37)
	(529)	420	(109)
1Amounts available for offset do not include cash collateral pledged or received.

at December 31, 2024	Gross Derivative Instruments	Amounts Available for Offset[1]	Net Amounts
(millions of Canadian $)

Derivative Instrument Assets
Commodities	418	(290)	128
Foreign exchange	51	(49)	2
	469	(339)	130
Derivative Instrument Liabilities
Commodities	(339)	290	(49)
Foreign exchange	(238)	49	(189)
Interest rate	(139)	—	(139)
	(716)	339	(377)
1Amounts available for offset do not include cash collateral pledged or received.
With respect to the derivative instruments presented above, the Company provided cash collateral of $93 million and letters of credit of $73 million at December 31, 2025 (2024 – $133 million and $59 million, respectively) to its counterparties.            At December 31, 2025, the Company held less than $1 million in cash collateral and $102 million in letters of credit (2024 – less than $1 million and $75 million, respectively) from counterparties on asset exposures.
Credit-risk-related contingent features of derivative instruments
Derivative contracts entered into to manage market risk often contain financial assurance provisions that allow parties to the contracts to manage credit risk. These provisions may require collateral to be provided if a credit-risk-related contingent event occurs, such as a downgrade in the Company's credit rating to non-investment grade. The Company may also need to provide collateral if the fair value of its derivative financial instruments exceeds pre-defined exposure limits.
Based on contracts in place and market prices at December 31, 2025, the aggregate fair value of all derivative instruments with credit-risk-related contingent features that were in a net liability position was $5 million (2024 – net liability of $10 million), for which the Company has provided no collateral in the normal course of business. If the credit-risk-related contingent features in these agreements were triggered on December 31, 2025, the Company would have been required to provide collateral equal to the fair value of the related derivative instruments discussed above. Collateral may also need to be provided should the fair value of derivative instruments exceed pre-defined contractual exposure limit thresholds. The Company has sufficient liquidity in the form of cash and undrawn committed revolving credit facilities to meet these contingent obligations should they arise.
Fair Value Hierarchy
The Company's financial assets and liabilities recorded at fair value have been categorized into three categories based on a fair value hierarchy.

Levels	How Fair Value Has Been Determined

Level I	Quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date. An active market is a market in which frequency and volume of transactions provides pricing information on an ongoing basis.

Level II
This category includes interest rate and foreign exchange derivative assets and liabilities where fair value is determined using the income approach and commodity derivatives where fair value is determined using the market approach.
Inputs include published exchange rates, interest rates, interest rate swap curves, yield curves and broker quotes from external data service providers.

Level III
This category includes long-dated commodity transactions in certain markets where liquidity is low. The Company uses the most observable inputs available or alternatively long-term broker quotes or negotiated commodity prices that have been contracted for under similar terms in determining an appropriate estimate of these transactions. Where appropriate, these long-dated prices are discounted to reflect the expected pricing from the applicable markets.
There is uncertainty caused by using unobservable market data which may not accurately reflect possible future changes in fair value.

The fair value of the Company's derivative assets and liabilities measured on a recurring basis, including both current and non‑current portions, were categorized as follows:

at December 31, 2025	Quoted Prices in Active Markets (Level I)	Significant Other Observable Inputs (Level II)[1]	Significant Unobservable Inputs (Level III)[1]	Total
(millions of Canadian $)

Derivative Instrument Assets
Commodities	154	279	75	508
Foreign exchange	—	66	—	66
Interest rate	—	25	—	25
Derivative Instrument Liabilities
Commodities	(151)	(252)	(1)	(404)
Foreign exchange	—	(83)	—	(83)
Interest rate	—	(42)	—	(42)
	3	(7)	74	70
1There were no transfers from Level II to Level III for the year ended December 31, 2025.
The Company has entered into contracts, which commenced in 2025 and with terms ranging from 15 to 20 years, to sell 50 MW of power provided from specified renewable sources in the Province of Alberta. The fair value of these contracts is classified in Level III of the fair value hierarchy and is based on the assumption that the contract volumes will be sourced approximately 80 per cent from wind generation, 10 per cent from solar generation and 10 per cent from the market.

at December 31, 2024	Quoted Prices in Active Markets (Level I)	Significant Other Observable Inputs (Level II)[1]	Significant Unobservable Inputs (Level III)[1]	Total
(millions of Canadian $)

Derivative Instrument Assets
Commodities	126	214	78	418
Foreign exchange	—	51	—	51
Derivative Instrument Liabilities
Commodities	(116)	(217)	(6)	(339)
Foreign exchange	—	(238)	—	(238)
Interest rate	—	(139)	—	(139)
	10	(329)	72	(247)
1There were no transfers from Level II to Level III for the year ended December 31, 2024.
The following table presents the net change in fair value of derivative assets and liabilities classified in Level III of the fair value hierarchy:

(millions of Canadian $, pre-tax)	2025	2024

Balance at beginning of year	72	(11)
Net gains (losses) included in Net income (loss)	21	54
Transfers to Level II	(4)	29
Purchases	(1)	—
Settlements	(14)	—
Balance at End of Year[1]	74	72
1Revenues include unrealized gains of $21 million attributed to derivatives in the Level III category that were still held at December 31, 2025 (2024 – unrealized gains of $54 million).